Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Allowance for losses, Trade accounts receivable	$ 3,045	$ 3,588
Accumulated amortization, Intangible assets	$ 14,353	$ 13,233
Shareholders' Equity:
Common stock, par value	$ 0.10	$ 0.10
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	53,954,874	53,954,874
Treasury stock, shares	4,264,821	4,038,011